SMRH:4892-6174-8039.1 -1- 75PT-341901 AMENDMENT #1 TO EMPLOYMENT AGREEMENT This Amendment #1 (this “Amendment”), made as of the 3rd day of January 2023 (the “Effective Date”), to the Employment Agreement, dated as of September 1, 2022 (the “Agreement” and attached hereto as Exhibit 1), is by and between Radnet Management, Inc. (the “Company”), and David J. Katz (“Employee”). W I T N E S E T H: WHEREAS, Employee presently serves in the capacity of Executive Vice President and General Counsel and Corporate Secretary of RadNet, Inc. (the Company’s parent entity) and the Company; WHEREAS, the parties wish to modify Employee’s title; and WHEREAS, this Amendment is a written agreement signed by the parties as required by Section 5.3 of the Agreement with respect to modifying the Agreement. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: 1. Title Change. The first sentence in Section 1 of the Agreement, which presently reads as “The Company hereby agrees to continue to employ Employee in the capacity of Executive Vice President and General Counsel and Corporate Secretary of RNI and the Company.” is hereby entirely restated to read as follows “The Company hereby agrees to continue to employ Employee in the capacity of Executive Vice President and Chief Legal Officer and Corporate Secretary of RNI and the Company.”. 2. Scope. All other provisions of the Agreement shall continue in full force and effect as is on and after the Effective Date. 3. Defined Terms. Except as otherwise defined in this Amendment, the capitalized terms in this Amendment shall have the same meaning as such terms have in the Agreement. 4. Governing Law. The validity, construction and interpretation of this Amendment shall be governed in all respects by the laws of the State of California applicable to contracts made and to be performed wholly within that State. 5. Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

SMRH:4892-6174-8039.1 -2- 75PT-341901 IN WITNESS WHEREOF, the parties have caused this Amendment to the Agreement to be duly executed and delivered as of the Effective Date. Radnet Management, Inc. By: Name: Howard G. Berger, M.D. David J. Katz Its: President

EXHIBIT 1 EMPLOYMENT AGREEMENT